Supplement to the
Fidelity® Small Cap
Growth Fund and
Fidelity Small Cap
Value Fund
October 24, 2004
Prospectus

The following information updates the similar information found on the front cover of the prospectus.

Fidelity® Small Cap Growth Fund

(fund number 1388, trading symbol FCPGX)

and

Fidelity Small Cap Value Fund

(fund number 1389, trading symbol FCPVX)

SCP/SCV-04-01 November 12, 2004
1.808094.100